EXHIBIT (a)(1)(I)
NATIONAL CITY CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
Pursuant to the
National City Corporation
Offer to Purchase For Cash
Up to 75,000,000 Shares of its Common Stock
at a Purchase Price not greater than $38.75
nor less than $35.00 per Share
THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 28, 2007, UNLESS THE OFFER IS EXTENDED.
The Depositary for the Offer is:
NATIONAL CITY BANK

By Mail:	By Courier:	By Hand:
P.O. Box 859208 Braintree, MA 02185-9208	161 Bay State Drive Braintree, MA 02184 By Facsimile Transmission: (781) 380-3388	Corporate Trust Operations Locator 5352 Third Floor — North Annex 4100 West 150(th) Street Cleveland, Ohio 44135
      DELIVERY OF THIS NATIONAL CITY CORPORATION EMPLOYEE STOCK PURCHASE PLAN LETTER OF TRANSMITTAL (THE ESPP LETTER OF TRANSMITTAL”) TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.
      PLEASE READ THIS ESPP LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

DESCRIPTION OF SHARES TENDERED
(SEE INSTRUCTIONS 3 AND 4)

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)	Share(s) Tendered
appear(s) on account(s))	(Attach additional list, if necessary)

		Number of	Number
		Shares Held	of Shares
		by Participant	Tendered (2)

Employee Stock Purchase Plan Shares (1)

Total Shares Tendered

(1) For participants in the National City Corporation Employee Stock Purchase Plan, see Instruction 15.
(2) If you desire to tender fewer than all Shares listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares will be deemed to have been tendered. See Instruction 4.

      This ESPP Letter of Transmittal is to be used only if you are tendering Shares held in the National City Corporation Employee Stock Purchase Plan. You must sign this ESPP Letter of Transmittal in the appropriate space provided below and complete the Substitute Form W-9 set forth below. See Instruction 2.
      Your attention is directed in particular to the following:

1. If you want to retain your Shares, you do not need to take any action.

2. If you want to participate in the Offer (as defined below) and wish to maximize the chance of having National City Corporation (the “Company”) accept for payment all the Shares you are tendering hereby, you should check the box marked “Shares Tendered at Price Determined Pursuant to the Offer” below and complete the other portions of this ESPP Letter of Transmittal as appropriate. Note that this election could have the effect of decreasing the purchase price determined by the Company which may result in the tendered Shares being purchased at the minimum price of $35.00 per Share.

3. If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Price (in Dollars) per Share at Which Shares are Being Tendered” below and complete the other portions of this ESPP Letter of Transmittal as appropriate.
      IN ANY EVENT, YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS ESPP LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR ADDRESSES OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS ESPP LETTER OF TRANSMITTAL. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS ESPP LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH AT THE END OF THIS ESPP LETTER OF TRANSMITTAL.
      THIS ESPP LETTER OF TRANSMITTAL MAY NOT BE USED TO TENDER SHARES HELD IN THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN OR THE WAYNE BANCORP & AFFILIATES, INC. 401(K) AND PROFIT SHARING PLAN. U.S. TRUST COMPANY, THE INDEPENDENT TRUSTEE OF THOSE PLANS, HAS THE SOLE DISCRETION TO DETERMINE WHETHER TO TENDER THE SHARES HELD IN THOSE PLANS.
      THIS ESPP LETTER OF TRANSMITTAL MAY NOT BE USED TO TENDER SHARES HELD IN THE HARBOR FEDERAL SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN, THE SAVINGS PLAN FOR EMPLOYEES OF FIDELITY FEDERAL BANK AND TRUST OR THE FIDELITY FEDERAL BANK AND TRUST EMPLOYEE STOCK OWNERSHIP PLAN. INSTEAD, YOU MUST USE THE SEPARATE TENDER “INSTRUCTION FORM” INCLUDED WITH THE LETTERS SENT SEPARATELY TO PARTICIPANTS IN THOSE PLANS.
ODD LOTS
(SEE INSTRUCTION 9)
     To be completed only if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned is tendering Shares either (check one box):

☐	at the Purchase Price (as defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (Persons checking this box need not indicate the price per Share below); or

☐	at the price per Share indicated below under “Price (in Dollars) per Share at Which Shares are Being Tendered” in this ESPP Letter of Transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS
SET FORTH IN THIS ESPP LETTER OF TRANSMITTAL CAREFULLY.

To National City Bank:

      The undersigned hereby tenders to National City Corporation, a Delaware corporation (the “Company”), the above described shares of the Company’s common stock, par value $4.00 per share (the “Shares”), at the price per Share indicated in this ESPP Letter of Transmittal, net to the seller in cash less any applicable withholding taxes, without interest, upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated January 26, 2007 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this ESPP Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”).

      Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Shares that are being tendered hereby, and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a) deliver Shares or transfer ownership of such Shares, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned’s agent, of the aggregate Purchase Price with respect to such Shares; and

(b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants to the Company that:

(a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that:

(i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

(ii) such tender of Shares complies with Rule 14e-4;

(b) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and, when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

(c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby.

      All authorities conferred or agreed to be conferred in this ESPP Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The name(s) and address(es) of the registered holder(s) should be printed above. The number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

      The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $38.75 nor less than $35.00 per Share), net to the seller in cash (the “Purchase Price”), that it will pay for Shares properly tendered and not properly withdrawn on or before the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in increments of $0.25) specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 75,000,000 Shares or such lesser number of Shares as are properly tendered at prices not greater than $38.75 nor less than $35.00 per Share and not properly withdrawn) pursuant to the Offer. The undersigned understands that all Shares properly tendered on or before the Expiration Date at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration.

      The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered, if the Company purchases none of the Shares.

      The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

      The check for the aggregate net purchase price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

Shares Tendered at Price Determined Pursuant to the Offer

☐	I want to maximize the chance of having the Company accept for purchase all the Shares I am tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, I hereby tender Shares at, and am willing to accept, the Purchase Price resulting from the Offer process. This action could have the effect of decreasing the purchase price determined by the Company which may result in receiving a price as low as $35.00 per Share.

OR

☐	Price (in Dollars) per Share at Which Shares are Being Tendered

☐ $35.00	☐ $36.25	☐ $37.50
☐ $35.25	☐ $36.50	☐ $37.75
☐ $35.50	☐ $36.75	☐ $38.00
☐ $35.75	☐ $37.00	☐ $38.25
☐ $36.00	☐ $37.25	☐ $38.50
☐ $38.75

IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS

NO PROPER TENDER OF SHARES OF COMMON STOCK

Conditional Tender
      A tendering stockholder may condition his or her tender of Shares upon the Company purchasing a specified minimum number of the Shares tendered by the tendering stockholder, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of Shares indicated below is purchased by the Company from the tendering stockholder pursuant to the terms of the Offer, none of the Shares tendered by the tendering stockholder will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of Shares that must be purchased from the tendering stockholder if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased from the tendering stockholder, if any are purchased, is: Shares.
      If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Shares and, if true, checked the following box:

☐	The tendered Shares represent all Shares held by the undersigned.
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 7, 8 and 10)
      To be completed ONLY if the check for the purchase price with respect to Shares purchased is to be issued in the name of someone other than the undersigned.
      Issue check to:
Name(s)

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 7 and 10)
      To be completed ONLY if the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of the Shares Tendered.”
      Mail check to:
Name(s)

(Please Print)

Address:

(Include Zip Code)

IMPORTANT
STOCKHOLDERS SIGN HERE
AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN
SIGN HERE

X

X

(Signature(s) of Owner(s)
Name(s):

(Please Print)
Name of Firm:

(Please Print)
Capacity (full title):

(See Instruction 7)
Address:

(Include Zip Code)
Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(See Substitute Form W-9)
Dated: ______________________________, 2007
(Must be signed by registered holder(s) exactly as name(s) appear(s) in the box captioned “Description of Shares Tendered” on the front page of this ESPP Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)
Guarantee of Signatures
(See Instructions 1 and 7)
FOR USE BY FINANCIAL INSTITUTIONS ONLY.
FINANCIAL INSTITUTIONS: PLEASE MEDALLION
GUARANTEE IN SPACE BELOW.
Authorized Signature(s):

Name(s):

Name of Firm:

(Please Print)
Address:

(Include Zip Code)
Area Code and Telephone Number:

Dated:  ______________________________ , 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Guarantee of Signatures. No signature guarantee is required if either: (a) this ESPP Letter of Transmittal is signed by the registered holder of the Shares exactly as the name of the registered holder appears in the box captioned “Description of Shares Tendered” and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above; or (b) such Shares are tendered for the account of a member in good standing of the Security Transfers Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity, an “Eligible Institution”). In all other cases, an Eligible Institution must guarantee all signatures on this ESPP Letter of Transmittal. See Instruction 7.

      2. Delivery of ESPP Letter of Transmittal. This ESPP Letter of Transmittal is to be used only if Shares held in the National City Corporation Employee Stock Purchase Plan are being tendered.

      THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

      The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this ESPP Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

      3. Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the number of Shares should be listed on a separate signed schedule and attached to this ESPP Letter of Transmittal.

      4. Partial Tenders and Unpurchased Shares. If fewer than all of the Shares evidenced are to be tendered, fill in the number of Shares that are to be tendered in the column entitled “Number of Shares Tendered,” in the box captioned “Description of Shares Tendered.” Unless otherwise indicated, all Shares indicated in the box captioned “Number of Shares Held by Participant” will be deemed to have been tendered.

      5. Indication of Price at Which Shares are Being Tendered. For Shares to be properly tendered at a minimum price per share, the stockholder MUST check the box indicating the price per Share at which such holder is tendering Shares under “Price (in Dollars) per Share at Which Shares are Being Tendered” on this ESPP Letter of Transmittal. Check one box only. If more than one box is checked or if no box is checked, there is no proper tender of Shares. A stockholder wishing to tender portions of such holder’s Share holdings at different prices must complete a separate ESPP Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder’s Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price. For Shares to be properly tendered at a price per Share determined pursuant to the Offer, the stockholder MUST check the box under the heading “Shares Tendered at Price Determined Pursuant to the Offer.”

      6. Conditional Tender. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

      To make a conditional tender, a stockholder must indicate this in the box captioned “Conditional Tender” in this ESPP Letter of Transmittal. In the box in this ESPP Letter of Transmittal, a stockholder must calculate and appropriately indicate the minimum number of Shares that must be purchased from the tendering stockholder if any are to be purchased.

      As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender at or below the Purchase Price not being purchased if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, a stockholder must have tendered all his or her Shares and checked the box so indicating. Upon the selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

      All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

      7. Signatures on ESPP Letter of Transmittal, Stock Powers and Endorsements.

(a) If this ESPP Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written in the box captioned “Description of Tendered Shares” without any change whatsoever;

(b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this ESPP Letter of Transmittal;

(c) If any tendered Shares are registered in different names on several accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations;

(d) When this ESPP Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made to a person other than the registered holder(s). If this ESPP Letter of Transmittal is signed by a person other than the registered holder(s) listed, or if payment is to be made to a person other than the registered holder(s), the ESPP Letter of Transmittal must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears in the box captioned “Description of Shares Tendered,” and the signature(s) on such ESPP Letter of Transmittal or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1; and

(e) If this ESPP Letter of Transmittal or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

      8. Stock Transfer Taxes. Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover such stamps need accompany this ESPP Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

(a) Payment of the Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

(b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s).

then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

      9. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered on or before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owns beneficially or of record an aggregate of fewer than 100 Shares (not including any shares held in the Harbor Federal Savings Bank Employee Stock Ownership Plan, the Savings Plan for Employees of Fidelity Federal Bank and Trust, the Fidelity Federal Bank and Trust Employee Stock Ownership Plan, the National City Corporation Savings and Investment Plan or the Wayne Bancorp & Affiliates, Inc. 401(k) and Profit Sharing Plan), and who tenders all of such holder’s Shares at or below the Purchase Price (an “Odd Lot Holder”). This preference will not be available unless the box captioned “Odd Lots” is completed.

      10. Special Payment and Delivery Instructions. If check(s) are to be issued in the name of a person other than the signer of the ESPP Letter of Transmittal or if checks are to be sent to someone other than the person signing the ESPP Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this ESPP Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

      11. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

      12. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth at the end of this ESPP Letter of Transmittal. Requests for additional copies of the Offer to Purchase and this ESPP Letter of Transmittal may be obtained from the Information Agent at the address and telephone number set forth at the end of this ESPP Letter of Transmittal or from your broker, dealer, commercial bank, trust company or other nominee.

      13. Substitute Form W-9 and Form W-8. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the U.S. Internal Revenue Service (“IRS”), unless the stockholder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of this ESPP Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct taxpayer identification number (“TIN”), the tendering stockholder also may be subject to a penalty imposed by the IRS. The box in part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to the payment of the Purchase Price, the Depositary will withhold 28% on all such payments of the Purchase Price. If withholding results in an overpayment of taxes, a refund may be obtained. Certain “exempt recipients” (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding and information reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or successor form), signed under penalties of perjury, attesting to that stockholder’s exempt status. Such statement can be obtained from the Depositary.

      14. Withholding on Non-United States Holders. Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In general, a “Non-United States Holder” is any stockholder that for U.S. federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any State or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of such income or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before payment a properly completed and executed IRS Form W-8BEN (or successor form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or successor form). The Depositary will determine a stockholder’s status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding, valid certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN (or successor form) or IRS Form W-8ECI (or successor form)) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Non-United

States Holders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

      15. Shares Held in the National City Corporation Employee Stock Purchase Plan. If you are a participant in the National City Corporation Employee Stock Purchase Plan, this ESPP Letter of Transmittal must be used to tender Shares held thereunder. Use this ESPP Letter of Transmittal to indicate the number of Shares held by you thereunder in the box captioned “Number of Shares Tendered.” You will not be required to tender any certificates representing Shares held in the National City Corporation Employee Stock Purchase Plan with this ESPP Letter of Transmittal.

IMPORTANT:

      TO TENDER SHARES PURSUANT TO THE OFFER, THIS ESPP LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 28, 2007.

      MANUALLY SIGNED FACSIMILE COPIES OF THE ESPP LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE ESPP LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF NATIONAL CITY CORPORATION OR SUCH STOCKHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

      Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the telephone numbers and addresses listed below and requests for additional copies of the Offer to Purchase, the ESPP Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and address listed below, and will be furnished promptly at National City Corporation’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

17 State Street — 10th Floor

New York, NY 10004
Banks and Brokers Call (212) 440-9800
All others call Toll-Free (888) 264-7052

The Dealer Manager for the Offer is:

Lehman Brothers Inc.

745 Seventh Avenue
2nd Floor
New York, New York 10019
Attention: Corporate Services Desk
Telephone: (212) 526-7850
Toll-Free: (888) 610-5877